------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 29, 2004


          CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of April 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-9, Mortgage Pass-Through
                         Certificates, Series 2004-9).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

  Delaware                              333-109248            95-4449516
-----------------------------           ----------            ----------
 (State or Other Jurisdiction           (Commission        (I.R.S. Employer
     of Incorporation)                  File Number)       Identification No.)


4500 Park Granada
Calabasas, California                                    91302
---------------------                                  ----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------


------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

         5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.



                                                By: /s/ Darren Bigby
                                                    --------------------
                                                    Darren Bigby
                                                    Vice President


Dated:  April 29, 2004

                                 Exhibit Index

Exhibit                                                                                       Page
-------                                                                                       ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                                     5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)                5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)           5
